UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2013

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition

On February 19, 2013, Red Robin Gourmet Burgers, Inc. (the “Company”) issued a press release describing selected financial results for the fourth fiscal quarter and fiscal year ended December 30, 2012.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of the supplemental financial information for the fourth fiscal quarter and fiscal year ended December 30, 2012, that will be referred to during today’s investor conference call and webcast is being furnished as Exhibit 99.2 to this Form 8-K.

The information in this Item 2.02, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Directors J. Taylor Simonton and Marcus L. Zanner each notified the Company on February 13, 2013 that they will retire from the Company’s Board of Directors (the “Board”) effective as of the date of the Company’s 2013 annual meeting of stockholders, which is expected to occur on May 30, 2013. On February 19, 2013, the Company issued a press release announcing the retirements of Messrs. Simonton and Zanner. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The Board voted to decrease the size of the Board from ten to eight directors following the announcement of the retirement of Messrs. Simonton and Zanner, effective immediately prior to the Company’s 2013 annual meeting.

ITEM 5.03                                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 13, 2013, the Company amended its Fourth Amended and Restated Bylaws to add an exclusive forum provision. The exclusive forum provision provides that, unless the Board consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain actions involving the Company or its directors, officers, employees or agents.

The foregoing description of the amendment to the Company’s bylaws is qualified in its entirety by the full text of Amendment No. 1 to the Fourth Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
3.1	Amendment No. 1 to the Fourth Amended and Restated Bylaws of Red Robin Gourmet Burgers, Inc.

99.1	Red Robin Gourmet Burgers, Inc. Press Release dated February 19, 2013.

99.2	Supplemental Financial Information dated February 19, 2013, provided by Red Robin Gourmet Burgers, Inc.

99.3	Red Robin Gourmet Burgers, Inc. Press Release dated February 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013

RED ROBIN GOURMET BURGERS, INC.

	By:	/s/ Annita M. Menogan
	Name:	Annita M. Menogan
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to the Fourth Amended and Restated Bylaws of Red Robin Gourmet Burgers, Inc.

99.1	Red Robin Gourmet Burgers, Inc. Press Release dated February 19, 2013.

99.2	Supplemental Financial Information dated February 19, 2013, provided by Red Robin Gourmet Burgers, Inc.

99.3	Red Robin Gourmet Burgers, Inc. Press Release dated February 19, 2013.